UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 5, 2022 (April 1, 2022)

MONEYLION INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39346	85-0849243
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 West 21st Street, 9th Floor,

New York, NY 10010

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 380-1735

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ML	The New York Stock Exchange
Redeemable warrants: each whole warrant exercisable for one share of Class A common stock, par value $0.0001	ML WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Accounting Officer

Effective April 1, 2022, Mark Torossian was appointed by the Board of Directors of MoneyLion Inc. (the “Company”) to serve as Chief Accounting Officer (Principal Accounting Officer) of the Company.

Mr. Torossian, 38, joined the Company in January 2022. Prior to joining the Company, Mr. Torossian was the Chief Accounting Officer of Salt Blockchain Inc. from March 2021 to January 2022. From March to December 2020, he was Senior Vice President of Finance & Principal Accounting Officer for OnDeck Capital Inc. (ONDK), a financial services company specializing in small business lending. Mr. Torossian joined OnDeck Capital Inc. from Bank of New York Mellon (“BNY”), where he held various leadership roles between 2008 and 2020. From January 2016 to March 2020, Mr. Torossian served as Director - Chief Financial Officer of BNY’s Asset Servicing Americas business, with responsibility for overseeing all aspects of financial and strategic support for U.S., Canada and Latin America. Mr. Torossian holds a MS Finance and BBA Public Accounting from Pace University and is a Certified Public Accountant (CPA) in the State of New York. The Board of Directors believes that Mr. Torossian’s education and experience in the areas of accounting, reporting, financial modeling, accounting process and controls and strategic planning will enable him to advise and manage the financial actions of the Company.

There are no arrangements or understandings between Mr. Torossian and any other persons pursuant to which Mr. Torossian was selected as the Chief Accounting Officer of the Company. Mr. Torossian does not have any family relationship with any of the Company’s directors or executive officers or any persons nominated or chosen by the Company to be a director or executive officer. Mr. Torossian does not have any direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K.

Departure of Chief Operating Officer

The Company and Samantha Roady, Chief Operating Officer, reached an understanding that Ms. Roady would cease to serve as the Company’s principal operating officer and as an “executive officer” of the Company under Rule 3b-7 of the Securities Exchange Act of 1934, as amended.  Ms. Roady departed from her position of Chief Operating Officer of the Company on April 4, 2022.  Ms. Roady’s prior responsibilities have been reallocated to the Company’s existing executive officers.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONEYLION INC.

By:	/s/ Richard Correia
	Name:	Richard Correia
	Title:	Chief Financial Officer and Treasurer

Date:April 5, 2022

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